RIO VISTA ENERGY PARTNERS L.P.
                              UNIT OPTION AGREEMENT

                            Void after July 10, 2006

Option  No.  1                                      Date of Grant: July 10, 2003
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     FOR  VALUE  RECEIVED  and pursuant to the terms of a letter agreement dated
November 29, 2002, between Shore Capital LLC and Penn Octane Corporation, a Delaware corporation ("Penn Octane"), and a resulting employment agreement dated
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May  13,  2003, between Penn Octane and Richard Shore, Jr., the undersigned, RIO
VISTA ENERGY PARTNERS L.P., a limited partnership organized and existing under the laws of the State of Delaware, hereby certifies that Shore Capital LLC is entitled, subject to the terms set forth below, to purchase from the Partnership after the completion of the distribution by Penn Octane to its stockholders of all of the outstanding Common Units of the Partnership and before 5:00 P.M. New York time, on July 10, 2006 (the "Expiration Date"), 97,415 Common Units of the
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Partnership.  The  purchase  price per Common Unit shall be $8.47 (the "Exercise
                                                                        --------
Price").
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     The  details  of  this  Option Agreement (this "Agreement") are as follows:
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     1.  DEFINITIONS.

          (a)  "AFFILIATE"  means,  with  respect  to  any specified person, any
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person  that  directly  or  through  one  or  more intermediaries controls or is controlled by or is under common control with the specified person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract or otherwise. For purposes of clarification, Penn Octane Corporation is an Affiliate of the Partnership and the General Partner.

          (b)  "CODE"  means  the  Internal  Revenue  Code  of 1986, as amended.
                ----

          (c)  "GENERAL  PARTNER"  means  Rio  Vista  GP LLC, a Delaware limited
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liability  company,  and  its  successors  or  assigns.

          (d)  "MANAGER"  means  a  manager  of  the  General  Partner under the
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Delaware  Limited  Liability  Company  Act.

          (e) "OFFICER" means any person designated by the General Partner as an
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officer.

          (f)  "OPTION" means an option to acquire Common Units granted pursuant
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to  this  Agreement.

          (g)  "OPTIONHOLDER"  means  the  person  to  whom an Option to acquire
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Common  Units  is  granted  pursuant  to  this  Agreement.


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          (h)  "PARTNERSHIP"  means  Rio  Vista Energy Partners L.P., a Delaware
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limited  partnership,  and  its  successors  or  assigns.

          (i) "PARTNERSHIP AGREEMENT" means the limited partnership agreement of
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the  Partnership,  as  amended.

          (j)  "PURCHASE  PRICE"  means  the  amount equal to the product of the
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Exercise  Price  and the number of Common Units to be purchased upon exercise of this  Option.

          (k)  "COMMON  UNIT"  has  the  meaning  set  forth  in the Partnership
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Agreement  or  any  equity  interest  into  which  a Common Unit is exchanged or converted.

     2.  ADMINISTRATION.

          (a) ADMINISTRATION BY GENERAL PARTNER. The General Partner shall administer this Agreement. Any interpretation of this Agreement by the General Partner and any decision by the General Partner under this Agreement shall be final and binding on all persons.

          (b) POWERS OF GENERAL PARTNER. The General Partner shall have the power, subject to, and within the limitations of, the express provisions of this
Agreement:

               (i) to construe and interpret this Agreement, and to establish, amend and revoke rules and regulations for its administration; the General Partner, in the exercise of this power, may correct any defect, omission or inconsistency in this Agreement, in a manner and to the extent it shall deem necessary or expedient to make this Agreement fully effective; and

               (ii) generally, to exercise such powers and to perform such acts as the General Partner deems necessary or expedient to promote the best interests of the Partnership which are not in conflict with the provisions of this Agreement.

     3. NUMBER OF COMMON UNITS, EXERCISE PRICE AND CAPITALIZATION ADJUSTMENTS. The number of Common Units subject to this Option and the exercise price per Common Unit may be adjusted from time to time for capitalization adjustments described in this Section. If any change is made in the Common Units subject to this Agreement, without the receipt of consideration by the Partnership (through conversion, merger, consolidation, reorganization, recapitalization, unit distribution, distribution in property other than cash, Common Units split, liquidating distribution, combination of Common Units, exchange of Common Units, change in structure or other transaction not involving the receipt of consideration by the Partnership), the Common Units subject to this Agreement will be appropriately adjusted in the class(es) and number of securities and price per Common Unit. The General Partner, the determination of which shall be final, binding and conclusive, shall make such adjustments. (The conversion of any convertible securities of the Partnership shall not be treated as a transaction "without receipt of consideration" by the Partnership.)

     4. METHOD OF PAYMENT. Payment of the Purchase Price is due in full upon exercise of all or any part of this Option. The Optionholder may elect to make payment of the Purchase Price in cash or by check.


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     5.  WHOLE  COMMON UNITS. This Option may only be exercised for whole Common
Units.

     6. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, this Option may not be exercised unless the Common Units issuable upon exercise of this Option are then registered under the Securities Act or, if such Common Units are not then so registered, the Partnership has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The Partnership shall use its commercially reasonable efforts to register such Common Units under the Securities Act.

     7. TERM. The term of this Option commences on the date Penn Octane completes the distribution to its stockholders of all the outstanding Common
Units  of  the  Partnership  and  expires  on  the  Expiration  Date.

     8.  EXERCISE.

          (a) Subject to Section 8(c), the Optionholder may exercise this Option
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during  its term by delivering a Notice of Exercise (in a form designated by the
General Partner) together with the Purchase Price to the Secretary of the General Partner, or to such other person as the General Partner may designate, during regular business hours, together with such additional documents as the General Partner may then require.

          (b) By exercising this Option, the Optionholder agrees that, as a condition to any exercise of this Option, the Partnership or the General Partner may require the Optionholder to enter an arrangement providing for the payment by the Optionholder to the Partnership of any tax withholding obligation of the Partnership, as reasonably determined by the Partnership, arising by reason of
(1) the exercise of this Option, or (2) the disposition of Common Units acquired upon such exercise.

          (c) Notwithstanding anything herein to the contrary, during the term of this Option, this Option may only be exercised during the first ten (10) days of the first month of each fiscal quarter of the Partnership and during such other periods as the General Partner may designate in its sole discretion for purposes of minimizing the accounting costs to the Partnership resulting from such exercise.

     9. TRANSFERABILITY. This Option is not transferable, except to any Affiliate of the Optionholder, and is exercisable only by the Optionholder or such Affiliate. The transferability of the Common Units issued upon exercise of this Option shall be subject to the conditions, restrictions and limitations set forth in this Agreement, the Partnership Agreement and any other agreements the Optionholder may have with the Partnership.

          (a) The provisions of this Section 9 may be waived with respect to any
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transfer by the Partnership, upon duly authorized action of the General Partner.

          (b) Any sale or transfer, or purported sale or transfer, of the Common Units by the Optionholder shall be null and void unless the terms, conditions, and provisions of this Section 9 are observed and followed.
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     10.  WITHHOLDING  OBLIGATIONS

          (a) At the time this Option is exercised, in whole or in part, or at any time thereafter as requested by the Partnership, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Partnership or an Affiliate, if any, which arise in connection with this Option.

          (b) This Option is not exercisable unless the tax withholding obligations of the Partnership and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise this Option when desired even though this Option is vested, and the Partnership shall have no obligation to issue a certificate for such Common Units or release such Common Units from any escrow provided for herein.

     11. TAX CONSEQUENCES AND CAPITAL ACCOUNT UPON EXERCISE OF OPTION. It is intended that neither the Optionholder, the Partnership nor any of the partners (owners) of the Partnership shall have any federal income tax consequences upon grant of this Option, or, except as described herein, upon exercise of this Option. Additionally, it is intended that the Optionholder shall not be treated as a partner with respect to the Common Units subject to this Agreement until such time as this Option is exercised. It is intended that, upon exercise of this Option, the Optionholder shall include in income ("Exercise Income") in the tax year of exercise an amount equal to the excess, if any, of the fair market value of Common Units on the date of exercise over the sum of the amount the Optionholder has paid or will pay to the Partnership ("Option Consideration") upon the grant and exercise of the Option. It is intended that the Partnership shall be entitled to a deduction equal to the amount of Exercise Income, which, if the Partnership continues to be a partnership for federal income tax purposes, shall be allocated solely to the partners of the Partnership other than the Optionholder to whom the Exercise Income is attributable. Upon exercise of this Option, Optionholder shall receive a positive capital account in the Partnership (assuming the Partnership continues to be classified as a partnership for federal income purposes) equal to the sum of the Exercise Income to the Optionholder and the amount of Option Consideration paid by the Optionholder. Should the federal income tax consequences differ from that described in this section, the General Partner shall have the authority to change the capital account or allocations of income and deduction to the Optionholder as described herein in manner which in its discretion most closely achieves the same economic effect of the consequences described in this Section. Notwithstanding anything herein to the contrary, the General Partner shall have the authority to change the tax reporting described above with respect to the issuance or exercise of this Option or alter the capital accounts or allocations of Partnership items as necessary to preserve or achieve the uniformity of Common Units.

     12. NOTICES. Any notices provided for in this Option or this Agreement shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Partnership to the Optionholder, five
(5) days after deposit in the United States mail, postage prepaid, addressed to the Optionholder at the last address provided to the Partnership.


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     13.  THIS  AGREEMENT;  PARTNERSHIP AGREEMENT. This Option is subject to all the provisions of this Agreement, the provisions of which are hereby made a part of this Option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to this Agreement, and the Common Units to be delivered are subject to the terms of the Partnership Agreement. In the event of any conflict among Optionholder's rights under the Common Units, this Agreement and the Partnership Agreement, the terms of the Partnership Agreement shall control.

     14.  MISCELLANEOUS.

          (a) AVAILABILITY OF COMMON UNITS. During the term of this Option, the Partnership shall keep available at all times the number of Common Units required to satisfy the Option.

          (b) PARTNER RIGHTS. No Optionholder shall be deemed to be partner of the Partnership, or to have any of the rights of a partner or rights of an assignee from a partner with respect to, any Common Units subject to the Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

          (c) INVESTMENT ASSURANCES. Unless the Common Units issuable upon exercise of this Option are then registered under the Securities Act, the General Partner may require an Optionholder, as a condition of exercising or acquiring Common Units under the Option, to give written assurances that he is an "accredited investor," as defined in the rules and regulations under the Securities Act. The General Partner may, upon advice of counsel to the General Partner, place legends on Common Units certificates issued under the Option as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Units.

          (d) PARTNERSHIP AGREEMENT. Before receiving Common Units, the Optionholder shall take such action and execute such documents as the General
Partner  may  require  to  become  a  partner  of  the  Partnership.

          IN WITNESS WHEREOF, this Option Agreement has been duly executed by the parties hereto as of the Date of Grant.

                                     RIO VISTA ENERGY PARTNERS L.P.

                                     By: RIO VISTA GP LLC, general partner


                                         By: /s/ Ian T. Bothwell
                                             -----------------------------------
                                                 Ian T. Bothwell, Treasurer


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
ACCEPTED AND AGREED:

SHORE CAPITAL LLC


By: /s/ Richard Shore, Jr.
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        Richard Shore, Jr., President


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